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Exhibit 99.1

                          WESTERN RESERVE BANCORP, INC.
                                   FORM 10-QSB
                        QUARTER ENDED SEPTEMBER 30, 2002

                       CERTIFICATION OF FINANCIAL RESULTS

I, Edward J. McKeon, the President and Chief Executive Officer of Western Reserve Bancorp, Inc., hereby certify the following:

     - This Form 10-QSB fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, and

     - The information contained in the report fairly presents, in all material respects, the financial position and results of operations of Western Reserve Bancorp, Inc. as of and for the periods presented.


                                         /s/ Edward J. McKeon
                                         Edward J. McKeon
                                         President and Chief Executive Officer
                                         November 14, 2002



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